Supplement dated May 27, 2022
to the Thrivent Series Fund, Inc. Statement of Additional Information dated April 30, 2022
1.The following portfolio management changes will be implemented effective May 31, 2022:
Thrivent All Cap Portfolio. Roger W. Norberg has been named as the lead portfolio manager for the Portfolio. Mr. Norberg is Director, Equity Research and Analysis and has been with Thrivent Financial since 2020. John T. Groton, Jr., CFA and Matthew D. Finn, CFA, will continue to serve as portfolio managers for the Portfolio.
Thrivent Diversified Income Plus Portfolio. David R. Spangler, CFA has been named as a portfolio manager for the Portfolio. Mr. Spangler has been with Thrivent Financial since 2002, has served in an investment management capacity since 2006, and is currently a Senior Portfolio Manager. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Stephen D. Lowe, CFA and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
Thrivent Government Bond Portfolio. Jon-Paul (JP) Gagne has been named as a portfolio manager for the Portfolio. Mr. Gagne joined Thrivent Financial in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets and became a portfolio manager in February 2021. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Michael G. Landreville, CFA, CPA (inactive) will continue to serve as a portfolio manager for the Portfolio.
Thrivent Limited Maturity Bond Portfolio. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Michael G. Landreville, CFA, CPA (inactive), Cortney L. Swensen, CFA, and Jon-Paul (JP) Gagne will continue to serve as portfolio managers for the Portfolio.
Thrivent Mid Cap Stock Portfolio. Vikram Kaura and J.P. McKim, CFA have been named as portfolio managers for the Portfolio. Mr. Kaura is a Senior Portfolio Manager and has been with Thrivent Financial since 2017. Mr. McKim is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Brian J. Flanagan, CFA will continue to serve as the lead portfolio manager for the Portfolio.
Thrivent Multidimensional Income Portfolio. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
Thrivent Opportunity Income Plus Portfolio. Gregory R. Anderson, CFA and Conrad E. Smith, CFA are no longer portfolio managers for the Portfolio. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
2.Effective May 31, 2022, the table under the heading “Investment Adviser – Other Accounts Managed by Thrivent Financial Portfolio Managers” in the “Investment Adviser, Investment Subadvisers, and Portfolio Managers” section is revised to include information as of March 31, 2022, for Mr. Gagne, Mr. Kaura, Mr. McKim, Mr. Norberg, and Mr. Spangler.
	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Jon-Paul (JP) Gagne	1	$1,523,067,974	0	$0	0	$0
Vikram Kaura	0	$0	0	$0	0	$0
J.P. McKim	0	$0	0	$0	0	$0
Roger W. Norberg	0	$0	0	$0	0	$0
David R. Spangler	6	$13,485,160,425	0	$0	1	$52,037,051
(1)
The “Other Registered Investment Companies” represent series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.
3.Effective May 31, 2022, the table under the heading “Investment Adviser – Ownership in the Portfolios” in the “Investment Adviser, Investment Subadvisers, and Portfolio Managers” section is revised to include information as of March 31, 2022, for Mr. Gagne, Mr. Kaura, Mr. McKim, Mr. Norberg, and Mr. Spangler.

Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
Jon-Paul (JP) Gagne	Thrivent Government Bond Portfolio	None	Thrivent Government Bond Fund	None	$100,001- $500,000
	Thrivent Limited Maturity Bond Portfolio	None	Thrivent Limited Maturity Bond Fund	None
Vikram Kaura	Thrivent Mid Cap Stock Portfolio	None	Thrivent Mid Cap Stock Fund	None	$100,001- $500,000
J.P. McKim	Thrivent Mid Cap Stock Portfolio	None	Thrivent Mid Cap Stock Fund	None	$100,001- $500,000
Roger W. Norberg	Thrivent All Cap Portfolio	None			$100,001- $500,000
David R. Spangler	Thrivent Aggressive Allocation Portfolio	$1-$10,000	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	$500,001- $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	$10,001- $100,000
(1)
Each Fund listed is a series of Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.
(2)
Ownership in Fund Complex includes investments in Thrivent Series Fund, Inc., Thrivent Mutual Funds, and Thrivent Church Loan and Income Fund.
4.Gerard V. Vaillancourt and Kathryn A. Stelter have announced their intentions to retire, and they resigned from their positions as officers of the Funds effective May 18, 2022. All references to Mr. Vaillancourt and Ms. Stelter are hereby deleted from the Statement of Additional Information as of that date.
5.Effective May 18, 2022, the Board appointed the following officers:
Sarah L. Bergstrom will serve as Treasurer and Principal Accounting Officer, replacing Mr. Vaillancourt. Ms. Bergstrom served as Assistant Treasurer from 2007 to 2022.
Richard L. Ramczyk will serve as Assistant Treasurer, replacing Ms. Bergstrom. Mr. Ramczyk has served as Manager, Mutual Fund Accounting Operations at Thrivent Financial since 2011.
Andrew R. Kellogg will serve as Vice President, replacing Ms. Stelter. Mr. Kellogg has served as the Director of Strategic Partnerships at Thrivent Financial since 2021. Prior to that, he was Director, Client Relations at SS&C/DST Systems, Inc. from 2016 to 2021.
6.The Board has nominated Arleas Upton Kea, James W. Runcie, and Robert J. Manilla to join the Board as Independent Directors of the Portfolios, subject to shareholder approval. Shareholder approval will be sought at a shareholder meeting expected to take place in July of 2022, as will be announced via a proxy statement to be filed with the SEC and distributed to shareholders.
Arleas Upton Kea recently retired after more than 35 years of government service with the Federal Deposit Insurance Corporation. She served as Deputy to the Chairman for External Affairs (2021), Chief Operating Officer & Deputy to the Chairman (2018-2021), Director, Administration (1999-2018), Ombudsman (1996-1999) and in the Legal Division (1985-1996), including as Acting Deputy General Counsel. She currently serves on the board of several not-for-profit organizations.
James (Jim) W. Runcie is the Chief Executive Officer of the Partnership of Education Advancement, a not-for-profit organization that provides institutional capacity building support to mission-focused colleges and universities. Mr. Runcie previously served at the US Department of Education as Chief Operating Officer of Federal Student Aid. Prior to his government service, Mr. Runcie was an investment banking executive at several firms including UBS Investment Bank, Bank of America and Donaldson, Lufkin and Jenrette. Mr. Runcie currently serves on the boards of Class Acceleration Corp., Follet Education Holdings and several not-for-profit organizations.

Robert J. Manilla has over 30 years of experience in the financial services industry, including fifteen years as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America's cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.
Please include this Supplement with your Statement of Additional Information.
36302A